Supplement dated December 9, 2025
to the following statutory prospectus(es):
BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, Nationwide Destination C and BOA Elite Venue Annuity dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective December 31, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Service Shares	BNY Mellon Variable Investment Fund - Small Cap Portfolio: Service Shares
PROS-1134